UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

CURRENT REPORT

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

Date of Report (Date of Earliest Event Reported): January 26, 2012

Hanger Orthopedic Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-10670	84-0904275
(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

10910 Domain Drive, Suite 300
Austin, Texas 78758

 (Address of principal executive offices (zip code))

(512) 777-3800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a - 12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13d-4(c))

Item 5.02                                             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 26, 2012, certain executive officers of Hanger Orthopedic Group, Inc. (the “Company”) entered into amended and restated Employment Agreements (the “Agreements”) with the Company.  The amendments to the Agreements eliminated the so-called “tax gross-ups” payable to the Company’s executive officers for any excise tax payable on excess parachute payments resulting from a change in control of the Company, and replaced those with a provision that provides that the payments made to the executive officer under his Agreement and any other payments made in connection with the change in control of the Company will either be capped as necessary to avoid his incurring any excess parachute payment excise tax or be paid in full (with the executive officer paying any excise taxes due), whichever places him in the best after-tax position.  With these amendments to the Agreements, there are no employees of the Company with change in control “tax gross-ups” in their employment contracts.

The description of the amendments to the Agreements is qualified in its entirety to the copies of the Agreements, as amended and restated, that are filed herewith as Exhibits 10.1, 10.2, 10.3 and 10.4 and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

(10.1)	Fifth Amended and Restated Employment Agreement, effective as of January 1, 2012, by and between Thomas F. Kirk and the Company.

(10.2)	Amended and Restated Employment Agreement, effective as of January 1, 2012, by and between Vinit Asar and the Company.

(10.3)	Fourth Amended and Restated Employment Agreement, effective as of January 1, 2012, by and between George E. McHenry and the Company.

(10.4)	Fourth Amended and Restated Employment Agreement, effective as of January 1, 2012, by and between Richmond L. Taylor and the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANGER ORTHOPEDIC GROUP, INC.

By:	/s/ Thomas E. Hartman
Thomas E. Hartman
Vice President and General Counsel

Dated: January 27, 2012

EXHIBIT INDEX

Exhibit No.	Description

(10.1)	Fifth Amended and Restated Employment Agreement, effective as of January 1, 2012, by and between Thomas F. Kirk and the Company.

(10.2)	Amended and Restated Employment Agreement, effective as of January 1, 2012, by and between Vinit Asar and the Company.

(10.3)	Fourth Amended and Restated Employment Agreement, effective as of January 1, 2012, by and between George E. McHenry and the Company.

(10.4)	Fourth Amended and Restated Employment Agreement, effective as of January 1, 2012, by and between Richmond L. Taylor and the Company.